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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 24, 2004


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                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                        0-22140                  42-1406262
(State or other jurisdiction of      (Commission File)      (IRS Employer
incorporation or organization)         Number                Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

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


                                TABLE OF CONTENTS

Item 5. Other Events.

Item 7. Finasncial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

Item 5. Other Events.

        On May 24, 2004, the Registrant issued the attached press release announcing the declaration of a cash dividend for the third quarter of its fiscal year 2004.

Item 7. Financial Statements, Pro Forma Financial Information and

Exhibits.

        (c)  Exhibits.
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        The following Exhibits are being furnished herewith:

        99.1 Registrant's Press Release dated May 24, 2004.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST MIDWEST FINANCIAL, INC.

                                By:  /s/ Ronald J. Walters
                                     ---------------------
                                     Ronald J. Walters
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer

Dated:  May 25, 2004



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                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
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99.1     Registrant's Press Release dated May 24, 2004.